UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 27, 2013

BOISE CASCADE COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35805 (Commission File Number)	20-1496201 (IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300

Boise, Idaho 83702-5389

(Address of principal executive offices) (Zip Code)

(208) 384-6161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 27, 2013, Boise Cascade Company issued a press release announcing the completion of its offer to exchange any and all of its outstanding $50,000,000 aggregate principal amount of 6 3/8% Senior Notes due 2020 (“Outstanding Notes”) for a like aggregate principal amount of 6 3/8% Senior Notes due 2020 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended.  The exchange offer expired at 11:59 p.m, New York City time, on November 26, 2013.  $49,990,000 in aggregate principal amount (or 99.98%) of the Outstanding Notes were tendered upon closing of the exchange offer.

Terms of the Exchange Notes are substantially identical to those of the Outstanding Notes, except that the transfer restrictions, registration rights and additional interest provisions relating to the Outstanding Notes do not apply to the Exchange Notes.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

The following exhibits are furnished herewith.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated November 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ John T. Sahlberg
John T. Sahlberg
Senior Vice President, Human Resources and General Counsel
Date: November 27, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated November 27, 2013